Employee Benefit Plan	12 Months Ended
Dec. 31, 2014
Postemployment Benefits [Abstract]
Employee Benefit Plan

15. Employee Benefit Plan

The Company has a 401(k) retirement plan (the 401(k) Plan) that covers all employees. The Company may provide a discretionary match with a maximum amount of 4% of the participant’s compensation, which vests immediately. The Company made matching contributions under the 401(k) Plan of $49,901 and $68,513 for the years ended December 31, 2013 and 2014, respectively.

The Company has a discretionary profit sharing plan (the Profit Sharing Plan) that covers all employees. Employees become eligible participants in the Profit Sharing Plan once they have provided three years of service to the Company. The Company made no contributions to the Profit Sharing Plan in 2013 or 2014.